                            CAPITAL ONE MASTER TRUST
                          Trust Excess Spread Analysis
                          2-Jul

Card Trust                                                   COMT 96-3                COMT 97-2
----------                                                   ---------                ---------
Deal Size                                                      $500MM                  $502MM
Expected Maturity(Class A):                                  1/15/2004                8/15/2002

Excess
Spread:

-------------------------------------------------------------------------------------------------------
      Portfolio Yield                                          20.85%                  20.85%
       LESS:  (Wt Avg) Coupon                                  1.97%                    1.94%
              SVC Fees                                         1.50%                    1.50%
              Net Charge-Offs                                  3.91%                    3.91%

Excess                                    Jul-02               13.48%                  13.51%
Spread:
                                          Jun-02               12.50%                  12.53%
                                          May-02               13.73%                  13.75%
3-Mo Avg Excess Spread                                         13.24%                  13.26%

-------------------------------------------------------------------------------------------------------
Delinquents:  30 to 59 days                                    1.72%                    1.72%
              60 to 89 days                                    1.19%                    1.19%
              90+ days                                         2.27%                    2.27%

Gross Monthly Payment Rate                                     16.10%                  16.10%


              CAPITAL ONE MASTER TRUST
              Trust Excess Spread
              Analysis
              2-Jul

Card Trust                                                   COMT 98-1                COMT 98-4
----------                                                   ---------                ---------
Deal Size                                                      $591MM                  $750MM
Expected Maturity(Class A):                                  4/15/2008               11/15/2003
-------------------------------------------------------------------------------------------------------

Excess
Spread:
      Portfolio Yield                                          20.85%                  20.85%
       LESS:  (Wt Avg) Coupon                                  6.08%                    5.02%
              SVC Fees                                         1.50%                    1.50%
              Net Charge-Offs                                  3.91%                    3.91%

Excess                                    Jul-02               9.37%                   10.43%
Spread:
                                          Jun-02               8.62%                    9.70%
                                          May-02               9.49%                   10.52%
-------------------------------------------------------------------------------------------------------
3-Mo Avg Excess Spread                                         9.16%                   10.22%

Delinquents:  30 to 59 days                                    1.72%                    1.72%
              60 to 89 days                                    1.19%                    1.19%
              90+ days                                         2.27%                    2.27%

Gross Monthly Payment Rate                                     16.10%                  16.10%

                            CAPITAL ONE MASTER TRUST
                          Trust Excess Spread Analysis
                          2-Jul

Card Trust                                                   COMT 99-1                COMT 99-3
----------                                                   ---------                ---------
Deal Size                                                      $625MM                  $500MM
Expected Maturity(Class A):                                  05/15/2004                 38915

Excess
Spread:
-------------------------------------------------------------------------------------------------------
      Portfolio Yield                                          20.85%                  20.85%
       LESS:  (Wt Avg) Coupon                                  2.38%                    2.54%
              SVC Fees                                         1.50%                    1.50%
              Net Charge-Offs                                  3.91%                    3.91%

Excess                                    Jul-02               13.07%                  12.91%
Spread:
                                          Jun-02               12.03%                  11.86%
                                          May-02               13.36%                  13.20%
3-Mo Avg Excess Spread                                         12.82%                  12.66%

-------------------------------------------------------------------------------------------------------
Delinquents:  30 to 59 days                                    1.72%                    1.72%
              60 to 89 days                                    1.19%                    1.19%
              90+ days                                         2.27%                    2.27%

Gross Monthly Payment Rate                                     16.10%                  16.10%


              CAPITAL ONE MASTER TRUST
              Trust Excess Spread
              Analysis
              2-Jul

Card Trust                                                   COMT 00-1                COMT 00-2
---------                                                    ---------                ---------
Deal Size                                                      $600MM                  $750MM
Expected Maturity(Class A):                                  02/17/2003              06/15/2005
-------------------------------------------------------------------------------------------------------
Excess
Spread:
      Portfolio Yield                                          20.85%                  20.85%
       LESS:  (Wt Avg) Coupon                                  7.16%                    7.26%
              SVC Fees                                         1.50%                    2.00%
              Net Charge-Offs                                  3.91%                    3.91%

Excess                                    Jul-02               8.28%                    7.68%
Spread:
                                          Jun-02               7.52%                    6.92%
                                          May-02               8.42%                    7.82%
-------------------------------------------------------------------------------------------------------
3-Mo Avg Excess Spread                                         8.07%                    7.47%

Delinquents:  30 to 59 days                                    1.72%                    1.72%
              60 to 89 days                                    1.19%                    1.19%
              90+ days                                         2.27%                    2.27%

Gross Monthly Payment Rate                                     16.10%                  16.10%

                            CAPITAL ONE MASTER TRUST
                          Trust Excess Spread Analysis
                          2-Jul


Card Trust                                                   COMT 00-3                COMT 00-4
----------                                                   ---------                ---------
Deal Size                                                     $1000MM                  $1200MM
Expected Maturity(Class A):                                  08/15/2007              10/17/2005

Excess
Spread:
-------------------------------------------------------------------------------------------------------
      Portfolio Yield                                          20.85%                  20.85%
       LESS:  (Wt Avg) Coupon                                  2.56%                    5.96%
              SVC Fees                                         2.00%                    2.00%
              Net Charge-Offs                                  3.91%                    3.91%

Excess                                    Jul-02               12.39%                   8.98%
Spread:
                                          Jun-02               11.33%                   8.26%
                                          May-02               12.69%                   9.09%
3-Mo Avg Excess Spread                                         12.14%                   8.78%

-------------------------------------------------------------------------------------------------------
Delinquents:  30 to 59 days                                    1.72%                    1.72%
              60 to 89 days                                    1.19%                    1.19%
              90+ days                                         2.27%                    2.27%

Gross Monthly Payment Rate                                     16.10%                  16.10%


              CAPITAL ONE MASTER TRUST
              Trust Excess Spread
              Analysis
              2-Jul

Card Trust                                                   COMT 00-5                COMT 01-1
----------                                                   ---------                ---------
Deal Size                                                     $1250MM                  $1200MM
Expected Maturity(Class A):                                  10/15/2003                 39493
-------------------------------------------------------------------------------------------------------
Excess
Spread:
      Portfolio Yield                                          20.85%                  20.85%
       LESS:  (Wt Avg) Coupon                                  5.87%                    2.09%
              SVC Fees                                         2.00%                    2.00%
              Net Charge-Offs                                  3.91%                    3.91%

Excess                                    Jul-02               9.07%                   12.86%
Spread:
                                          Jun-02               8.35%                   11.88%
                                          May-02               9.18%                   13.11%
------------------------------------------            -------------------------------------------------
3-Mo Avg Excess Spread                                         8.87%                   12.62%

Delinquents:  30 to 59 days                                    1.72%                    1.72%
              60 to 89 days                                    1.19%                    1.19%
              90+ days                                         2.27%                    2.27%

Gross Monthly Payment Rate                                     16.10%                  16.10%

                             CAPITALONE MASTER TRUST
                          Trust Excess Spread Analysis
                          2-Jul

Card Trust                                                   COMT 01-2                COMT 01-3
----------                                                   ---------                ---------
Deal Size                                                     $1200MM                  $750MM
Expected Maturity(Class A):                                    38791                    38852

Excess
Spread:
-------------------------------------------------------------------------------------------------------
      Portfolio Yield                                          20.85%                  20.85%
       LESS:  (Wt Avg) Coupon                                  5.02%                    5.02%
              SVC Fees                                         2.00%                    2.00%
              Net Charge-Offs                                  3.91%                    3.91%

Excess                                    Jul-02               9.92%                    9.92%
Spread:
                                          Jun-02               9.20%                    9.20%
                                          May-02               10.03%                   9.20%
3-Mo Avg Excess Spread                                         9.72%                    9.44%

-------------------------------------------------------------------------------------------------------
Delinquents:  30 to 59 days                                    1.72%                    1.72%
              60 to 89 days                                    1.19%                    1.19%
              90+ days                                         2.27%                    2.27%

Gross Monthly Payment Rate                                     16.10%                  16.10%


              Capital ONE MASTER TRUST
              Trust Excess Spread
              Analysis
              2-Jul


Card Trust                                                   COMT 01-4                COMT 01-5
----------                                                   ---------                ---------
Deal Size                                                     $1000MM                  $1000MM
Expected Maturity(Class A):                                  6/15/2004                  38944
-------------------------------------------------------------------------------------------------------
Excess
Spread:
      Portfolio Yield                                          20.85%                  20.85%
       LESS:  (Wt Avg) Coupon                                  2.07%                    4.90%
              SVC Fees                                         2.00%                    2.00%
              Net Charge-Offs                                  3.91%                    3.91%

Excess                                    Jul-02               12.88%                  10.05%
Spread:
                                          Jun-02               11.90%                   9.32%
                                          May-02               13.13%                  10.16%
-------------------------------------------------------------------------------------------------------
3-Mo Avg Excess Spread                                         12.64%                   9.84%

Delinquents:  30 to 59 days                                    1.72%                    1.72%
              60 to 89 days                                    1.19%                    1.19%
              90+ days                                         2.27%                    2.27%

Gross Monthly Payment Rate                                     16.10%                  16.10%


                            CAPITAL ONE MASTER TRUST
                          Trust Excess Spread Analysis
                          2-Jul

Card Trust                                                   COMT 01-6                COMT 01-7
----------                                                   ---------                ---------
Deal Size                                                     $1300MM                  $1000MM
Expected Maturity(Class A):                                    39675                    38275

Excess
Spread:
-------------------------------------------------------------------------------------------------------
      Portfolio Yield                                          20.85%                  20.85%
       LESS:  (Wt Avg) Coupon                                  2.39%                    3.68%
              SVC Fees                                         2.00%                    2.00%
              Net Charge-Offs                                  3.91%                    3.91%

Excess                                    Jul-02               12.56%                  11.27%
Spread:
                                          Jun-02               11.52%                  10.54%
                                          May-02               12.85%                  11.38%
3-Mo Avg Excess Spread                                         12.31%                  11.06%

-------------------------------------------------------------------------------------------------------
Delinquents:  30 to 59 days                                    1.72%                    1.72%
              60 to 89 days                                    1.19%                    1.19%
              90+ days                                         2.27%                    2.27%

Gross Monthly Payment Rate                                     16.10%                  16.10%

              Capital ONE MASTER TRUST
              Trust Excess Spread
              Analysis
              2-Jul

Card Trust                                                   COMT 01-8                COMT 02-1
----------                                                   ---------                ---------
Deal Size                                                     $1000MM                  $985MM
Expected Maturity(Class A):                                  10/16/2006                 39828
-------------------------------------------------------------------------------------------------------
Excess
Spread:
      Portfolio Yield                                          20.85%                  20.85%
       LESS:  (Wt Avg) Coupon                                  4.33%                    2.12%
              SVC Fees                                         2.00%                    2.00%
              Net Charge-Offs                                  3.91%                    3.91%

Excess                                    Jul-02               10.62%                  12.83%
Spread:
                                          Jun-02               9.90%                   11.85%
                                          May-02               10.73%                  13.08%
-------------------------------------------------------------------------------------------------------
3-Mo Avg Excess Spread                                         10.42%                  12.59%

Delinquents:  30 to 59 days                                    1.72%                    1.72%
              60 to 89 days                                    1.19%                    1.19%
              90+ days                                         2.27%                    2.27%

Gross Monthly Payment Rate                                     16.10%                  16.10%


                            CAPITAL ONE MASTER TRUST
                          Trust Excess Spread Analysis
                          2-Jul

Card Trust                                                   COMT 02-2                COMT 02-3
----------                                                   ---------                ---------
Deal Size                                                      $620MM                  $1350MM
Expected Maturity(Class A):                                    39156                    38457

Excess
Spread:
-------------------------------------------------------------------------------------------------------
      Portfolio Yield                                          20.85%                  20.85%
       LESS:  (Wt Avg) Coupon                                  2.05%                    2.21%
              SVC Fees                                         2.00%                    2.00%
              Net Charge-Offs                                  3.91%                    3.91%

Excess                                    Jul-02               12.89%                  12.73%
Spread:
                                          Jun-02               11.92%                  11.71%
                                          May-02               13.15%                  13.70%
3-Mo Avg Excess Spread                                         12.65%                  12.71%

-------------------------------------------------------------------------------------------------------
Delinquents:  30 to 59 days                                    1.72%                    1.72%
              60 to 89 days                                    1.19%                    1.19%
              90+ days                                         2.27%                    2.27%

Gross Monthly Payment Rate                                     16.10%                  16.10%


              CAPITAL ONE MASTER TRUST
              Trust Excess Spread
              Analysis
              2-Jul

Card Trust                                                   COMT 02-4
----------                                                   ---------
Deal Size                                                      $750MM
Expected Maturity(Class A):                                  5/15/2007
-------------------------------------------------------------------------------------------------------

Excess
Spread:
      Portfolio Yield                                          20.85%
       LESS:  (Wt Avg) Coupon                                  4.60%
              SVC Fees                                         2.00%
              Net Charge-Offs                                  3.91%

Excess                                    Jul-02               10.35%
Spread:
                                          Jun-02               10.33%
                                          May-02                #N/A
-------------------------------------------------------------------------------------------------------
3-Mo Avg Excess Spread                                          #N/A

Delinquents:  30 to 59 days                                    1.72%
              60 to 89 days                                    1.19%
              90+ days                                         2.27%

Gross Monthly Payment Rate                                     16.10%




CAPTIAL ONE MASTER TRUST

(**) This material is for informational purposes only and is not an offer of securities for sale in the United States. These securities will not be and have not been registered under the Securities Act of 1933 and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements.

Capital One Master Trust performance statistics are also available at the Capital One web site:

http://www.capitalone.com/about/invest/financials/abs.shtml


* Represents Non-US Denominated Transactions.